UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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☒ Preliminary Proxy Statement

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IMMUNIC, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1200 Avenue of the Americas, Suite 200
New York, New York 10036

To our Stockholders:

We are pleased to invite you to attend the special meeting of stockholders of Immunic, Inc. (“Immunic” or the “Company”), to be held on [●], 2026 at [●] Eastern Standard time, virtually via the Internet at [●]. The special meeting of stockholders (“the Special Meeting”) will be a completely virtual meeting and will be conducted exclusively by webcast on the Internet. No physical meeting will be held.

Details regarding how to attend the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone or by written proxy card through mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting.

Thank you for your ongoing support of, and continued interest in, Immunic, Inc.

Sincerely,

/s/ Dr. Daniel Vitt	/s/ Dr. Duane Nash
Dr. Daniel Vitt Chief Executive Officer	Dr. Duane Nash Chairman of the Board of Directors

New York, New York
[●], 2026

IMMUNIC, INC.

1200 Avenue of the Americas, Suite 200

New York, New York 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	[●] Eastern Standard time, on [●], 2026

Place	Virtually via the Internet at [●]. No physical meeting will be held.

Items of Business

(1) to authorize the Company’s Board of Directors, in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Special Meeting, to amend our amended and restated certificate of incorporation (the “Reverse Stock Split Amendment”) to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 1-for-10 to 1-for-30, with such ratio (the “Reverse Stock Split”) to be determined by the Board (the “Reverse Stock Split Proposal” or “Proposal 1”).

(2) To transact other business that may properly come before the Special Meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date	February 20, 2026. Only stockholders of record of our Common Stock as of the close of business on [●], 2026 are entitled to notice of, and to vote at, the Special Meeting.
Meeting Admission	You are invited to attend the Special Meeting if you are a stockholder of record or a beneficial owner of shares of our Common Stock, in each case, as of the close of business on [●], 2026. If you are a stockholder of record, you must use your [16]-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials, to enter the virtual Special Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in “street name,” you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Special Meeting.

Voting	Your vote is very important. You may vote by proxy over the Internet or by telephone or by written proxy card through mail by following the instructions on the proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Proxy Materials and Special Meeting beginning on the first page of the accompanying proxy statement.

By order of the Board of Directors,

/s/ Dr. Daniel Vitt

Dr. Daniel Vitt
Chief Executive Officer
New York, New York

IMMUNIC, INC.

PROXY STATEMENT

For the 2026 Special Meeting of Stockholders to be held on [●], 2026. The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND SPECIAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2026 Special Meeting of stockholders of Immunic, Inc., a Delaware corporation, and any postponements or adjournments thereof. The Special Meeting will be held on [●], 2026 at [●] Eastern Standard time, virtually via the Internet at [●]. No physical meeting will be held.

Stockholders are invited to attend the virtual Special Meeting and are requested to vote on the items of business described in this proxy statement. The proxy statement is being mailed on or about [●], 2026 to all stockholders entitled to vote at the Special Meeting. What am I voting on?

You are being asked to vote on the approval of an amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined by the Board. The Company does not currently anticipate a range exceeding 1-for-10 to 1-for-20.

What if other matters are properly brought before the Special Meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares FOR the Reverse Stock Split Proposal.

Who may vote at the Special Meeting?

Only stockholders of record as of the close of business on February 20, 2026, the record date, are entitled to vote at the Special Meeting. As of the record date, there were [●] shares of our Common Stock issued and outstanding, held by [●] holders of record. We do not have cumulative voting rights for the election of directors.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the Special Meeting, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote electronically at the Special Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the Special Meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically at the Special Meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I attend the Special Meeting?

You may attend the Special Meeting online, including to vote and/or submit questions during the meeting, by logging in at [●]. The virtual Special Meeting will begin at approximately [●] Eastern Standard time, with log-in beginning at approximately [●] on [●], 2026. To participate in the virtual Special Meeting, you will need the [16]-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Special Meeting. However, even if you plan to attend the virtual Special Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name If you are a stockholder of record, you may vote in one of the following ways:

•	You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided. Your completed, signed and dated proxy card must be received prior to the Special Meeting.

•	You may vote electronically at the Special Meeting. See above in “How can I attend the Special Meeting?”

•	You may vote by telephone. To vote over the telephone, dial toll-free 1 (800) 776-9437 in the United States or [1-718-921-8500] from foreign countries using a touch-tone telephone and follow the recorded instructions. Have your proxy card in hand when you call. You will be asked to provide the company number and control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard time, on [●], 2026. If you choose to vote by telephone, you are responsible for any telephone charges you may incur.

•	You may vote via the Internet. To vote via the Internet, go to www.voteproxy.com to complete an electronic proxy card. Have your proxy card in hand when you visit the website. You will be asked to provide the company number and control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard time, on [●], 2026. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares electronically at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Special Meeting by:

•	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);
•	returning a later-dated proxy card (which automatically revokes the earlier proxy);
•	providing a written notice of revocation to our corporate secretary at Immunic, Inc., 1200 Avenue of the Americas, Suite 200, New York, New York 10036, Attn: Corporate Secretary; or
•	attending the Special Meeting and voting electronically. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Do any of the proposals entitle me to a dissenter’s right of appraisal?

Our stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be voted on at the Special Meeting. Furthermore, we do not intend to independently provide our stockholders with any such rights.

What is the effect of giving a proxy?

Proxies are solicited by, and on behalf of, our board of directors. The persons named in the proxy, Glenn Whaley, our Chief Financial Officer, and Daniel Vitt, our Chief Executive Officer, have been designated as proxies for the Special Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the Special Meeting, the shares will be voted in accordance with the proxies’ judgment.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, each stockholder will be entitled to one vote for each share of our Common Stock held by that stockholder on the record date.

What is the quorum requirement for the Special Meeting?

A quorum is the minimum number of shares required to be present or represented at the Special Meeting to be properly held under our bylaws and Delaware law. Holders of a majority of the voting power of our outstanding Common Stock entitled to vote at the Special Meeting must be present in person or represented by proxy for us to hold and transact business at the Special Meeting. On the record date, there were [●] shares outstanding and entitled to vote. Thus, the holders of at least [●] shares that must be present in person or represented by proxy at the Special Meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” (as explained below) are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the meeting may be adjourned to another date by the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the Special Meeting and entitled to vote thereat.

What are broker non-votes?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

What are the effects of abstentions?

Abstentions (i.e. shares present at the Special Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

What is the voting requirement to approve the Reverse Stock Split Proposal?

Proposal No. 1: Reverse Stock Split Proposal. The approval of the amendment of the Company’s Amended and Restated Certificate of Incorporation to amend our amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined by the Board, requires the affirmative vote requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on this matter at the Special Meeting.

Who will count the votes?

A representative of Equiniti Trust Company, LLC will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted “FOR” the Reverse Stock Split Proposal.

In addition, if any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.

Brokers, banks and other nominees holding shares of Common Stock in “street name” for customers are generally required to vote such shares in the manner directed by their customers. Absent direction from you, your broker, bank or other nominee will not have the discretion to vote on the Reverse Stock Split Proposal.

How can I contact Immunic’s transfer agent?

You may contact our transfer agent by writing to Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219. You may also contact our transfer agent via email at helpast@aequiniti.com or by telephone at [1 (800) 937-5449].

How are proxies solicited for the Special Meeting, and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Special Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. In addition, we have engaged the proxy solicitation firm, Campaign Management LLC (“Campaign Management”), to provide strategic advice and solicit proxies on behalf of our Board in connection with the Special Meeting. Campaign Management may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. We have agreed to pay Campaign Management a base fee of $10,000 plus additional fees for requested services, to reimburse all costs and expenses, and to indemnify Campaign Management in connection with its performance of services.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-855-422-1042

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy materials to any stockholder at a shared address. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future proxy materials, you may contact us as follows:

Immunic, Inc.
Attention: Investor Relations
1200 Avenue of the Americas, Suite 200

New York, New York 10036
(858) 673-6840

Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. Eastern Standard time, at our corporate headquarters located at 1200 Avenue of the Americas, Suite 200, New York, New York 10036.

PROPOSAL NUMBER 1

Reverse Stock Split Proposal

Background

The Board is recommending to the Company’s stockholders for their approval an amendment that would authorize, but not obligate the Board, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding and treasury shares of Common Stock at a ratio in the range of 1-for-10 to 1-for-30, which ratio would be subject to the Board’s discretion following stockholder approval. The Company does not currently anticipate a range exceeding 1-for-10 to 1-for-20.

The Company believes that the availability of a range of reverse split ratios will provide the Company with the flexibility to implement the Reverse Stock Split, if effected at all, in a manner designed to maximize the anticipated benefits for the Company and its stockholders. The general description of the Reverse Stock Split Amendment set forth below is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Appendix A hereto.

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our Common Stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

On January 5, 2026, we received notice from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market (the “Staff”) that our application to transfer the listing of our Common Stock from the Nasdaq Global Select Market to the Nasdaq Capital Market had been approved (the “Approval”). The Common Stock was transferred to the Nasdaq Capital Market at the opening of business on January 7, 2026, where our Common Stock continues to trade under the symbol “IMUX”. The transfer to the Nasdaq Capital Market followed a letter from the Nasdaq Stock Market that we received on June 27, 2025 indicating that we were not in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price per share for our Common Stock had closed below $1.00 for the previous 30 consecutive business days (the “Minimum Bid Price Requirement”). We were given until December 24, 2025, to regain compliance with the rule. As the price of Common Stock did not return to compliance, we filed an application to transfer the listing of our Common Stock from the Nasdaq Global Select Market to the Nasdaq Capital Market. As a result of the Approval, we were granted an additional 180-day grace period, or until June 22, 2026, to regain compliance with the Minimum Bid Price Requirement. To regain compliance with the Minimum Bid Price Requirement and qualify for continued listing on the Nasdaq Capital Market, the closing bid price per share of our Common Stock had to be at least $1.00 for at least 10 consecutive business days on or prior to June 22, 2026. The Nasdaq Staff retains discretion to extend this 10-business day period to determine that the Company has demonstrated an ability to maintain long-term compliance. As a condition of the Approval imposed by Nasdaq Listing Rule 5810(c)(3)(a)(i), we notified the Nasdaq Stock Market that we intend to effect a reverse stock split, if necessary, to regain compliance with the Minimum Bid Price Requirement.

Reasons for Reverse Stock Split Proposal

The Board believes that the failure of stockholders to approve the Reverse Stock Split Amendment could prevent the Company from complying with the Minimum Bid Price Requirement and could, among other risks, inhibit our ability to conduct capital raising activities. If the Nasdaq Stock Market delists the Common Stock, then the Common Stock would likely become traded on an over-the-counter market such as that maintained by OTC Markets Group Inc., which does not have the substantial corporate governance or quantitative listing requirements for continued trading that the Nasdaq Stock Market has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from the Nasdaq Stock Market, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and the Company believes its ability to maintain and obtain analyst coverage, attract investor interest, and have access to capital may become significantly diminished as a result.

A reverse stock split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A reverse stock split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a reverse stock split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Amendment is approved and the Board believes that effecting the Reverse Stock Split is in the best interests of the Company and its stockholders, the Board may effect the Reverse Stock Split, regardless of whether the Company’s stock is at risk of delisting from Nasdaq, trades on the OTC Market, or otherwise for purposes of increasing the per share trading price, enhancing the liquidity of the Common Stock, and to facilitate capital raising.

In addition, on February 12, 2026, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional and accredited investors, pursuant to which we issued and sold pre-funded warrants to purchase up to 229,076,000 shares of Common Stock, having an exercise price of $0.0001 per share (the “Pre-Funded Warrants”), accompanied by common stock warrants to purchase up to 229,076,000 shares of Common Stock, having an exercise price of 0.873220 per share (the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”), to the investors (the “Offering”). The combined purchase price of the Warrants was $ 0.873120 per Pre-Funded Warrant and accompanying Common Warrant. The Offering closed on February 17, 2026. The Securities Purchase Agreement obligates us to file this proxy statement no later than three business days following the closing of the Offering, and further obligates us to obtain stockholder approval for the Reverse Stock Split Amendment. If we fail to obtain stockholder approval of the Reverse Stock Split Amendment, we will be in breach of the terms of the Securities Purchase Agreement, and our business and results of operations will be materially adversely affected.

Potential Effects of the Amendment

If the Board decides to implement the Reverse Stock Split Amendment, the Company would communicate to the public, additional details regarding the Reverse Stock Split Amendment (including the final reverse split ratio, as determined by the Board). By voting in favor of the Reverse Stock Split Amendment, you are also expressly authorizing the Board to determine not to proceed with, and to defer the timing of, or to abandon, the Reverse Stock Split Amendment, in the Board’s sole discretion. In determining whether to implement the Reverse Stock Split Amendment following receipt of stockholder approval of the Reverse Stock Split Amendment, and which reverse split ratio to implement, if any, the Board may consider, among other things, various factors, such as:

•	the Company’s ability to maintain its listing on Nasdaq;
•	the historical trading price and trading volume of the Common Stock;
•	the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the reverse stock split on the trading market for the Common Stock in the short and long term;
•	which reverse split ratio would result in the greatest overall reduction in the Company’s administrative costs; and
•	prevailing general market and economic conditions.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Common Stock through the Reverse Stock Split Amendment is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. The effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty and the Company cannot assure you that the Reverse Stock Split will result in a sustained increase in the price of the Common Stock for any meaningful period of time, or at all. The Board believes that the Reverse Stock Split has the potential to increase the market price of the Common Stock, and therefore may help to satisfy the Minimum Bid Price Requirement, if applicable. However, the long- and short-term effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock. There also can be no assurance the Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the Common Stock does not increase in proportion to the reverse split ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented

The Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split Amendment will be that:

•	the number of issued and outstanding shares of Common Stock (and treasury shares, if any), will be reduced proportionately based on the final reverse split ratio, as determined by the Board;
•	based on the final reverse split ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and
•	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final reverse split ratio.
•	The Board does not intend for a reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The actual number of shares outstanding after giving effect to the Reverse Stock Split Proposal will depend on the reverse split ratio that is ultimately selected by the Board. The table below illustrates certain, but not all, possible reverse stock split ratios, together with the implied number of issued and outstanding shares of the Common Stock resulting from implementation of the Reverse Stock Split based on [●] shares of the Common Stock outstanding as of [●], 2026. The reverse stock split will not affect the total number of authorized shares under our certificate of incorporation.

Example Ratios within Delegated Range of Ratios	Number of Authorized Shares of Common Stock	Number of Shares of Common Stock Outstanding	Implied Approximate Number of Issued and Outstanding Shares of Common Stock Following the Reverse Stock Split *
1-for-10	500,000,000	[●]	[●]
1-for-15	500,000,000	[●]	[●]
1-for-20	500,000,000	[●]	[●]
1-for-30	500,000,000	[●]	[●]

* Excludes the effect of fractional share treatment.

We are currently authorized to issue a maximum of 500,000,000 shares of our Common Stock. As of the record date, there were [●] shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is affected.

Effects of the Reverse Stock Split

Management does not anticipate that the Company’s financial condition, the percentage ownership of Common Stock by management, the number of the Company’s stockholders or any aspect of the Company’s business will materially change as a result of the Reverse Stock Split Amendment. Because the Reverse Stock Split Amendment will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock the proposed Reverse Stock Split Amendment will not alter the relative rights and preferences of existing stockholders, except to the extent the reverse stock split will result in fractional shares, as discussed in more detail below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split Amendment will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq to the extent it is still listed for trading on Nasdaq (other than to the extent it may facilitate compliance with Nasdaq continued listing standards, if applicable). Following the reverse stock split, the Common Stock is expected to continue to be listed on Nasdaq or OTC Bulletin Board, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP, number.

The rights of the holders of the Common Stock will not be affected by the Reverse Stock Split Amendment, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split Amendment will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the Reverse Stock Split Amendment (except to the extent any are cashed out as a result of holding fractional shares).

Further, the Reverse Stock Split Amendment will impact holders of warrants to purchase shares of Common Stock and Common Stock purchase options. Any outstanding warrants and options will have their respective conversion price or exercise price adjusted, such that the applicable conversion or exercise price will be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares) outstanding immediately before the Reverse Stock Split and of which the denominator shall be the number of shares of Common Stock outstanding immediately after the Reverse Stock Split(excluding any treasury shares) The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split Amendment.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split Amendment, if approved by the Company’s stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and the Company’s stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time (i) prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and (ii) before the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests or the best interests of its stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital

The proposed Reverse Stock Split Amendment will not affect the par value of the Company’s stock, which will remain at $0.0001 per share of Common Stock. As a result, the stated capital on the Company’s balance sheet attributable to its Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio selected by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between its stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. The Company does not issue physical certificates to stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in the Reverse Stock Split Proposal, and the Company will not independently provide its stockholders with any such rights.

Fractional Shares

The Company does not intend to issue fractional shares in connection with the Reverse Stock Split. The Company currently anticipates that it will cause its exchange agent to aggregate all fractional share interests following the Reverse Stock Split, sell the aggregated fractional shares interests into the market and allocate and distribute the net proceeds received from such sale (reduced by any customary brokerage fees, commissions and other expenses) among the stockholders who would otherwise hold a fractional share interest as a result of the reverse stock split on a pro rata basis. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment for their fractional share interest is received. After the Reverse Stock Split is effected, a stockholder will have no further interest in the Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Although the Company will pay any brokerage fees, commissions and other expenses related to the exchange agent’s selling in the open market shares that would otherwise be fractional shares, as described above, such expenses will reduce the cash amounts to be paid to stockholders in lieu of the receipt of fractional shares. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. The Company has not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

•	a bank, insurance company or other financial institution;
•	a tax-exempt or a governmental organization;
•	a real estate investment trust;
•	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);
•	a regulated investment company or a mutual fund;
•	a dealer or broker in stocks and securities, or currencies;
•	a trader in securities that elects mark-to-market treatment;

•	a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;
•	a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;
•	a corporation that accumulates earnings to avoid U.S. federal income tax;
•	a person whose functional currency is not the U.S. dollar;
•	a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;
•	a person subject to Section 451(b) of the Code; or
•	a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. A partner in a partnership holding Common Stock should consult its own tax advisor about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;
•	a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate, whose income is subject to U.S. federal income tax regardless of its source; or
•	a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a United States person.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Vote Required

The Reverse Stock Split Proposal requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on this matter at the Special Meeting. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of our common stock as of February 19, 2026 by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of 130,464,825 shares of our common stock outstanding as of February 19, 2026.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable on or before February 19, 2026 which is 60 days after February 19, 2026. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares of common stock issuable pursuant to the exercise of pre-funded warrants, which are immediately exercisable and remain exercisable until exercised in full for an exercise price of $0.0001 per share of common stock. However, under the terms of the pre-funded warrants, a stockholder may not exercise the pre-funded warrants to the extent such exercise would cause such stockholder, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 9.99% (or for stockholders who so elect, 4.99%) of our then outstanding shares of common stock following such exercise (excluding for purposes of such determination shares of common stock issuable upon exercise of such pre-funded warrants which have not been exercised). The amounts set forth in the table below give effect to such beneficial ownership limitations. For each stockholder in the table below for which such beneficial ownership limitations apply, the number of shares of common stock issuable pursuant to the exercise of pre-funded warrants held by such stockholder is set forth in the footnote for such stockholder. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Immunic, Inc., 1200 Avenue of the Americas, Suite 200, New York, New York 10036. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
BVF Entities(1)	13,630,601	9.99%
Aberdeen Entities(2)	13,565,010	9.99%
Janus Entities(3)	14,479,986	9.99%
Vivo Entities(4)	14,479,986	9.99%
Adage Entities(5)	13,501,600	9.38%
Nantahala Entities(6)	11,524,406	8.37%
Commodore Entities(7)	11,454,000	8.07%
Avidity Entities(8)	12,426,411	9.00%
Named Executive Officers and Directors:
Duane D. Nash, M.D., J.D.(9)	1,527,991	1.2%
Tamar Howson(10)	280,959	*
Dr. Andreas Muehler(11)	1,344,708	*
Dr. Jörg Neermann(12)	480,959	*
Barclay Phillips(13)	280,959	*
Thorvald Nagel	—	—
Dr. Daniel Vitt(14)	1,950,625	1.5%
Simona Skerjanec(15)	200,000	*
Jason Tardio(16)	256,385	*
Glenn Whaley(17)	629,778	*
Dr. Richard Rudick(18)	475,708	*
All directors and executive officers as a group and certain former named executive officers (11 people)	19,769,284	14%
* Less than 1%.

(1)	The amounts include (i) (a) 4,135,956 shares of common stock held by Biotechnology Value Fund, L.P. (“BVF”), (b) 5,977,629 shares of common stock issuable upon the exercise of pre-funded warrants within 60 days, up to the holder’s 9.99% blocker limitation held by BVF (ii) 3,027,105 shares of common stock held by Biotechnology Value Fund II, L.P. (“BVF2”), (iii) 427,629 shares of common stock held by Biotechnology Value Trading Fund OS, L.P. (“Trading Fund OS”) and (iv) 62,282 shares of common stock held by a certain managed account (the “Partners Managed Account” and, together with BVF, BVF2, and Trading Fund OS, the “BVF Entities”). The amounts exclude an additional (i) 69,195,022 shares of common stock underlying pre-funded warrants held by the BVF Entities with a 9.99% beneficial ownership limitation. BVF I GP LLC (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP LLC (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd. (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of each of BVF, BVF2, Trading Fund OS and the Partners Managed Account, and the sole member of Partners OS, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS and held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mark Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. Pursuant to a certain agreement entered into between Mr. Nagel and Partners, Mr. Nagel is obligated to transfer to Partners the economic benefit received, if any, in connection to his position on the Board of Directors. The business address for each of the entities and Mr. Lampert is 44 Montgomery St., 40th Floor, San Francisco, California 94104.

(2)	The amounts include (i) 8,243,941 shares of common stock and (ii) 5,321,070 shares of common stock issuable upon the exercise of pre-funded warrants within 60 days, up to the holder’s 9.99% blocker limitation. Exclude an additional 41,438,871 shares of common stock underlying pre-funded warrants and warrants with a 9.99% beneficial ownership limitation. The amounts set forth in the table above give effect to such beneficial ownership limitation. The principal business address of Aberdeen Group plc is 1 George Street, Edinburgh, United Kingdom, EH2 2LL.

(3)	The amounts include 14,479,986 shares of common stock issuable upon the exercise of pre-funded warrants within 60 days, up to the holder’s 9.99% blocker limitation. Excludes an additional 10,309,014 shares of common stock underlying pre-funded warrants and warrants with a 9.99% beneficial ownership limitation. The amounts set forth in the above table give effect to such beneficial ownership limitations. The amounts include 14,479,986 shares of common stock issuable upon the exercise of pre-funded warrants within 60 days, up to the holder’s 9.99% blocker limitation. Excludes an additional 10,309,014 shares of common stock underlying pre- funded warrants and warrants with a 9.99% beneficial ownership limitation. The amounts set forth in the above table give effect to such beneficial ownership limitations. Such Shares may be deemed to be beneficially owned by Janus Henderson Investors US LLC (“Janus”), an investment adviser registered under the Investment Advisers Act of 1940, who acts as investment adviser for the Fund and has the ability to make decisions with respect to the voting and disposition of the shares subject to the oversight of the board of directors of the Fund. Under the terms of its management contract with the Fund, Janus has overall responsibility for directing the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations. The Fund has one or more portfolio managers appointed by and serving at the pleasure of Janus whom makes decisions with respect to the disposition of the share of Common Stock offered hereby. The address for Janus is 151 Detroit Street, Denver, CO 80206. The portfolio managers for this Fund are: Andrew Acker, Daniel S. Lyons and Agustin Mohedas.

(4)	The amounts include 14,479,986 shares of common stock issuable upon the exercise of pre-funded warrants within 60 days, up to the holder’s 9.99% blocker limitation. Excludes an additional 1,554,514 shares of common stock underlying pre-funded warrants and warrants with a 9.99% beneficial ownership limitation. The amounts set forth in the above table give effect to such beneficial ownership limitations. The principal business address of Vivo Opportunity Cayman Fund, L.P. and Vivo Opportunity Fund Holdings, L.P. is 192 Lytton Avenue, Palo Alto, California 94301.

(5)

The amounts include (i) 1,398,600 shares of common stock and (ii) 12,103,000 shares of common stock issuable upon the exercise of pre-funded warrants within 60 days, in each case held by Adage Capital Partners, L.P (“Adage”). Bob Atchinson and Phillip Gross are the managing members of Adage Capital Advisors, L.L.C., which is the managing member of Adage Capital Partners GP, L.L.C., which is the general partner of Adage, and each such person or entity, as the case may be, has shared voting and/or investment power over the securities held by Adage and may be deemed the beneficial owner of such shares, and each such person or entity, as the case may be, disclaims beneficial ownership of such securities except to the extent of their respective pecuniary interest therein.. The principal business address of Adage Capital Partners LP is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(6)	The amounts include (i) 4,378,406 shares of common stock and (ii) 7,146,000 shares of common stock issuable upon the exercise of pre-funded warrants within 60 days. The principal business address of Nantahala Capital Management, LLC is 130 Main St. 2nd Floor, New Canaan, Connecticut 06840.

(7)	The amounts include 11,454,000 shares of common stock issuable upon the exercise of pre-funded warrants within 60 days. The principal business address of Commodore Capital Master LP is 444 Madison Avenue, 35th Floor, New York, NY 10022.

(8)	The amounts include (i) 6,699,411 shares of common stock and (ii) 5,727,000 shares of common stock issuable upon the exercise of pre-funded warrants. The principal business address of Avidity Private Master Fund I LP is 2828 N Harwood Street, Suite 1220, Dallas, Texas 75201.

(9)	Consists of 36,032 shares of Common Stock and 1,527,991 options to purchase shares of Common Stock within 60 days.

(10)	Consists of options to purchase shares of Common Stock.

(11)	Consists of 14,406 shares of Common Stock held directly; 60,229 shares held in the Employee Stock Purchase Plan; 204,480 shares of common stock held through Xanomed UG (haftungsbeschränkt) and 80,000 shares of common stock held through Xanomed Holding USA, entities controlled by Dr. Muehler; and 985,593 options to purchase shares of common stock within 60 days.

(12)	Consists of 200,000 shares of Common Stock and 280,959 options to purchase shares of Common Stock within 60 days.

(13)	Consists of options to purchase shares of Common Stock within 60 days.

(14)	Consists of 29,000 shares of Common Stock held directly; 362,877 shares of Common Stock held through Listrax UG (haftungsbeschränkt), an entity controlled by Dr. Vitt; and 1,558,748 options to purchase shares of Common Stock within 60 days.

(15)	Consists of options to purchase shares of Common Stock within 60 days.

(16)	Consists of 12,512 of shares of common stock and 243,873 options to purchase shares of Common Stock within 60 days.

(17)	Consists of 95,510 of shares of common stock and 534,268 options to purchase shares of Common Stock within 60 days.

(18)	Consists of 230,375 of shares of common stock and 245,333 options to purchase shares of Common Stock within 60 days.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: the Corporate Secretary, 1200 Avenue of the Americas, Suite 200, New York, NY 10036 USA. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

We know of no other matters to be brought before the Special Meeting. However, if any other matters do properly come before the Special Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy Statement incorporates). Please direct such request in writing or by telephone at the following address:

Immunic, Inc.

1200 Avenue of the Americas, Suite 200

New York, NY 10036

Attn: Investor Relations

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

IMMUNIC, INC.

Immunic, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Immunic, Inc.

2. The Amended and Restated Certificate of Incorporation of the Corporation is amended by adding the following new paragraph to the end of Article Four, Part A. Authorized Shares:

6. Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [●] shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.0001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on The Nasdaq Stock Market LLC at the close of business on the date prior to the Effective Time. Each book entry position that immediately prior to the Effective Time represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined, subject to the elimination of fractional shares set forth above.

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of [●], Eastern Time on [●], 2026.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [●] day of [●], 2026.

By:
Daniel Vitt
Chief Executive Officer

A-1

SPECIAL MEETING OF SHAREHOLDERS OF

IMMUNIC, INC.

TBD

PROXY VOTING INSTRUCTIONS

INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 11:59 pm Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting li ve via the Internet. To attend the virtual meeting please visit [TBD] and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The proxy statement and proxy card are available at - [TBD]

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

00030000000000000000 4	042126

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

			FOR	AGAINST	ABSTAIN
1.

Authorize the Company’s Board of Directors, in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Special Meeting, to amend our amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined by the Company’s Board of Directors.

			☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IMMUNIC, INC.

Proxy for Special Meeting of Shareholders on [TBD]

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Glenn Whaley and Daniel Vitt, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Shareholders of IMMUNIC, INC., to be held [TBD], and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1	14475